                                                              EXHIBIT 10.63

                                   SUBLEASE

                                    BETWEEN

          AT&T CORP. (successor by merger to AT&T Resource Management
                                 Corporation)

                                  SUBLANDLORD


                                      and


                                  CORE, INC.

                                   SUBTENANT


                 8403 COLESVILLE ROAD, SILVER SPRING, MARYLAND


                             Dated:  May 23, 1996

                                    * * * *

The mailing, delivery or negotiation of this Sublease shall not be deemed an offer to enter into any transaction or to enter into any other relationship, whether on the terms contained herein or on any other terms. This Sublease shall not be binding nor shall either party have any obligations or liabilities or any rights with respect thereto, nor shall Subtenant have any rights with respect to the Subleased Premises, unless and until both parties have executed and delivered this Sublease and the Prime Landlord has consented in writing to this Sublease. Until such execution and delivery of, and consent to this Sublease, either party may terminate all negotiation and discussion of the subject matter hereof, without cause and for any reason, without recourse or liability.

                                    * * * *

                               Table of Contents
                               -----------------

                                                                      Page
                                                                      ----
1.  SUBLEASE............................................................2

2.  PARKING.............................................................2

3.  PRIME LEASE.........................................................2

4.  DEFINITIONS.........................................................4

5.  PRIME LANDLORD......................................................4

6.  TERM/USE OF INTERIM SPACE...........................................4

7.  RENT................................................................5

8.  REFUNDS.............................................................6

9.  SECURITY DEPOSIT....................................................7

10. SUBTENANT FITUP.....................................................7

11. ALTERATIONS.........................................................11

12. REPAIRS AND MAINTENANCE.............................................12

13. UTILITIES AND SERVICES..............................................12

14. NON ASSIGNMENT AND SUBLEASING.......................................13

15. INSURANCE...........................................................13

16. NON-BINDING MEDIATION...............................................13

17. USE/COMPLIANCE WITH LAWS............................................14

18. LIMITATIONS ON SUBLANDLORD'S LIABILITY..............................16

19. ESTOPPEL CERTIFICATES...............................................17

20. SUBORDINATION.......................................................18

21. CASUALTY AND CONDEMNATION...........................................18

22. CONSENT OR APPROVAL OF PRIME LANDLORD...............................18

23. RIGHT OF FIRST OFFERING.............................................19

                                      (i)


                                                                            Page
                                                                            ----

24.  NOTICES.................................................................20
     -------

25.  BROKERS.................................................................21
     -------

26.  SUBLANDLORD'S AND SUBTENANT'S POWER TO EXECUTE..........................21
     ----------------------------------------------

27.  CONSENT TO SUBLEASE BY PRIME LANDLORD...................................22
     -------------------------------------

28.  SIGNAGE/BUILDING DIRECTORY..............................................22
     --------------------------

29.  STORAGE SPACE...........................................................22
     -------------

30.  ENTIRE AGREEMENT........................................................23
     ----------------

EXHIBIT C  Prime Lease.......................................................26
- ----------------------

EXHIBIT D  Description of Subleased Premises and Subtenant's Plan


                                     (ii)

                                   SUBLEASE
                                   --------


     This Sublease is entered into as of this 23 day of May, 1996, by and between AT&T CORP., successor by merger to AT&T Resource Management Corporation, a New York corporation, with offices at 150 Mt. Airy Road, Basking Ridge, New Jersey 07920 (hereinafter "Sublandlord") and CORE, INC., a Massachusetts corporation, with offices at 2 Copley Place, Boston, Massachusetts 02116 (hereinafter "Subtenant").

                            INTRODUCTORY STATEMENTS

     A. By Lease dated August 3, 1990, subsequently amended December 10, 1990, March 18, 1991 and April 5, 1995 (the "Prime Lease") Silver Spring Metro Plaza Limited Partnership (the "Prime Landlord") leased to Sublandlord certain space in the building known as 8403 Colesville Road, Silver Spring, Maryland (hereinafter called the "Building").

     B. Subtenant has agreed to sublet from Sublandlord certain portions of the Building.

     C. The parties desire to enter into this Sublease defining their respective rights, duties and liabilities relating to the Subleased Premises (defined below).

                                  WITNESSETH

     NOW THEREFORE, Sublandlord and Subtenant, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and each with intent to be legally bound, for themselves and their respective successors and assigns, agree as follows:

1.      SUBLEASE
        --------
        Sublandlord, for and in consideration of the Subtenant's payment of the rent and performance of the covenants contained in this Sublease, and subject to the written consent of Prime Landlord does hereby demise and lease to Subtenant the following portions of the Building: consisting of approximately 18,251 rentable square feet and being that portion of the tenth (10th) floor as shown on the floor plan which is attached hereto as Exhibit D (the "Subleased
                                              ---------
Premises").

2.      PARKING
        -------
        Subtenant shall be entitled to use ten (10) parking spaces upon payment to the Sublandlord as additional rent of amount charged Sublandlord - subject to periodic increases. The amount currently charged is $70.00 per space per month. During the Term, Subtenant shall have the option, subject to availability and upon six (6) month's prior written notice to the Garage Operator, to lease additional parking spaces directly from Garage Operator.

3.      PRIME LEASE
        -----------
        A true copy of the Prime Lease (with certain financial provisions deleted for reasons of confidentiality) is attached hereto as Exhibit C. Where not expressly inconsistent with the terms hereof and except as otherwise stated herein to the contrary, this Sublease shall be subject and subordinate to all of the terms and conditions contained in the Prime Lease as said terms and conditions affect the Subleased Premises, and all of the terms and conditions of the Prime Lease, except as otherwise set forth herein, are hereby incorporated into this Sublease and shall be binding upon Subtenant with respect to the Subleased Premises to the same extent as if Subtenant were named as tenant and Sublandlord as landlord under the Prime Lease. For purposes of this Sublease, references in the Prime Lease to the "term" shall mean the Term of this Sublease and references to the "premises" in the Prime Lease shall mean the Subleased Premises. Except as otherwise provided herein, when any fraction, factor or formula, which is based on the number of square feet leased, is expressed in the Prime Lease, such fraction, factor or formula will be adjusted by substituting the number of square feet of the Subleased Premises for the number of square feet of the Premises leased in the Prime Lease. Each party agrees that it shall not do or fail to do anything which would result in an Event of Default under the Prime Lease, and each party agrees to indemnify and hold the other harmless from and against all claims, demands or liabilities resulting from such party's breach, violation or nonperformance of any of its obligations under the Prime Lease, directly or the Prime Lease as incorporated herein. With the exceptions set forth herein, Subtenant shall be entitled to all of the rights and privileges of the Sublandlord as tenant under the terms of the Prime Lease with respect to the Subleased Premises. The following provisions of the Prime Lease shall not be incorporated into this Sublease:
Sections 1,3,4,5,6,8.1,8.3,23 25,31,32,34,35,36.18,36.19,36.20.

4.      DEFINITIONS
        -----------
        All terms not expressly defined in this Sublease shall have the meanings given to them in the Prime Lease.

5.      PRIME LANDLORD
        --------------
        Subtenant agrees to look solely to the Prime Landlord, and not to Sublandlord, for the performance of all services and obligations of the Prime Landlord under the Prime Lease with respect to the Subleased Premises. At Subtenant's expense and request, Sublandlord will take all reasonable actions necessary to enable Subtenant to enforce the Sublandlord's rights as tenant under the Prime Lease with respect to the Subleased Premises.

6.      TERM/USE OF INTERIM SPACE
        -------------------------
        The term of this Sublease (the "Term") shall commence on the earlier of
(i) substantial completion of Subtenant Fitup (as defined herein) or (ii) July 15, 1996 (the "Commencement Date") and shall end on June 30, 2001 (the "Termination Date"). Effective June 1, 1996, and subject to all the terms of this Sublease and of the Prime Lease in the event Subtenant is delayed in taking occupancy of the Subleased Premises, Sublandlord will permit Subtenant to rent certain space commencing June 1, 1996 to be designated (approximately 7,500 square feet) on the Tenth

(10th) floor, (hereinafter "Interim Space") at a rental rate of $12.00 per square foot until the earlier of (i) completion of the Subtenant Fitup at the Subleased Premises has occurred, as more fully set forth in Paragraph 10 hereof, or (ii) July 15, 1996. In the event Subtenant holds over in said Interim Space Subtenant shall pay full for Rent therefore in addition to full Rent for the Subleased Premises.

7.      RENT
        ----

        a. The basic rent during the Term hereof shall be in the amount of Two Hundred Nineteen Thousand Twelve and 00/100 Dollars ($219,012.00) payable in lawful money of the United States of America in advance on the first day of each calendar month during the Term in installments of Eighteen Thousand Two Hundred Fifty One and 00/100 Dollars ($18,251.00) each. Anything herein to the contrary notwithstanding Subtenant shall be entitled to a two week basic rent concession for the first two weeks of the Term hereof.

        b. In addition to the basic rent set forth in section 7.a. above, Subtenant shall pay Sublandlord, as additional rent, for (i) excess payments from assignments and subleases, (ii) an amount necessary to reimburse Sublandlord the full amount which Sublandlord shall have reimbursed Subtenant for Subtenant Fitup pursuant to subparagraph 10(d) hereof together with interest at the rate of nine (9%) percent per annum over the Term hereof, and (v) commencing January 1, 1997, its proportionate share of all operating expenses, taxes, in excess of the amounts of such items which Sublandlord is obligated to pay to Prime Landlord for 1996 under the terms of the Prime Lease. Subtenant's "Proportionate Share" shall be 4.12% of charges due under the Prime Lease, which is the number of square feet in the Subleased Premises divided by the number of square feet in the premises under the Prime Lease.

        c. The terms "basic rent" and "additional rent" are sometimes referred to herein as "Rent" or "rent" and shall include all sums due from Subtenant to Sublandlord under the terms of this Sublease. All Rent shall be payable without notice, abatement, deduction or offset at the office of the Sublandlord at the following address:

                                AT&T Corp.
                                150 Mt. Airy Road
                                Basking Ridge, New Jersey 07920
                                Attention:  Lease Administration

or at such other address as directed by notice from Sublandlord to Subtenant.

8.      REFUNDS
        -------
        Provided Subtenant is not in default under this Sublease, Sublandlord shall pay to Subtenant Subtenant's Proportionate Share of any sums which Sublandlord actually receives less any sums expended by Sublandlord for collection thereof from the Prime Landlord under the Prime Lease during the Term, including, but not limited to, any refunds of basic rent or additional rent. Payment shall be made by Sublandlord to Subtenant within thirty (30) days of Sublandlord's receipt thereof.

9.  SECURITY DEPOSIT
    ----------------

     Upon execution of this Sublease, Subtenant shall deposit with Sublandlord one (1) month's rent, which shall be applied to the first month's rental payment. In addition, Subtenant will deposit with Sublandlord an irrevocable letter of credit equivalent to three (3) months' rent as security for the full and faithful performance of every provision of this Sublease to be performed by Subtenant. If Subtenant defaults with respect to any provision of this Sublease, Sublandlord may use, apply or retain all or any portion of this security deposit to remedy such default. If any portion of said deposit is so used or applied, Subtenant shall, within ten (10) days after demand therefor, deposit cash with Sublandlord in an amount sufficient to restore the security deposit to its original amount, and Subtenant's failure to do so shall be a material breach of this Sublease. Subtenant shall not be entitled to interest on such deposit. If Subtenant shall fully and faithfully perform every provision of this Sublease to be performed by it, the security deposit or any balance thereof shall be returned to Subtenant within thirty (30) days of Termination Date.

10.  SUBTENANT FITUP
     ---------------

     Except as otherwise expressly set forth herein, Subtenant accepts Subleased Premises in its current "AS IS" condition. All initial improvements ("Subtenant Fitup") required by Subtenant including demising partitions in the Subleased Premises shall be completed by Subtenant, at Subtenant's initial cost and expense and subject to reimbursement as hereinafter provided, in accordance with updated plans prepared by Subtenant's Architect, Karen Varholak ("Subtenant's Plan") attached hereto as Exhibit "D" and may be commenced prior to Commencement Date but Subtenant's occupancy of Subleased Premises for such purposes will be subject to all applicable terms of this Sublease.

     Subtenant's Plan, shall be subject to Sublandlord's prior written approval. If Subtenant's Plan requires any variance or any modifications of any existing Building system, Subtenant will be responsible for obtaining all approvals required at Subtenant's sole cost and expense. Subtenant, at its sole cost and expense, will prepare an initial space plan and working drawings and specifications. Subtenant shall be responsible for all costs resulting from any additional work above Building Standard, including but not limited to architectural and engineering charges, and any special permits or fees attributed thereto.

     All Subtenant Fitup shall be performed by Subtenant in compliance with the following:

     (a) No such work shall proceed without Sublandlord's prior written approval of (i) Subtenant's contractor; (ii) detailed plans and specifications for the Subtenant Fitup and (iii) a certificate of worker's compensation insurance in an amount, with a company and on a form acceptable to Sublandlord and a certificate of insurance, showing Subtenant's contractor to have in effect comprehensive general public liability and property damage insurance with limits as provided herein, such certificates (except worker's compensation) endorsed to show Sublandlord as an additional insured. Such insurance shall be maintained by Subtenant's contractor at all times during the performance of Subtenant Fitup.

        (b) All Subtenant Fitup shall be done in conformity with applicable codes and regulations of governmental authorities having jurisdiction over the Building and Subleased Premises and with valid building permits. Other authorizations from appropriate governmental agencies, when required, shall be obtained by Subtenant, at Subtenant's sole expense. Any work not acceptable to the appropriate governmental agencies or not satisfactory to Sublandlord, shall be promptly replaced at Subtenant's expense. Notwithstanding any failure by Sublandlord to object to any such work, Sublandlord shall have no responsibility therefor.

        (c) Subtenant and Subtenant's contractors shall abide by safety and construction laws, ordinances, rules and regulations. All work and deliveries shall be scheduled through Prime Landlord. Entry by Subtenant's contractors shall be deemed to be under all the terms, covenants, provisions and conditions of the Sublease. All Subtenant's materials, work, installations and decorations of any nature brought upon or installed in the Subpremises before the Commencement Date shall be at Subtenant's risk, and Sublandlord shall not be responsible for any damage thereto or loss or destruction thereof.

        (d) Subtenant shall promptly provide Sublandlord with copies of bills and invoices for the cost of Subtenant Fitup and Subtenant shall certify as to the correctness of such bills and invoices.

Changes: If Subtenant requests any changes after Sublandlord's approval of
- -------
Subtenant's Plan, such changes shall not be made without prior written approval of Sublandlord. Sublandlord shall not be responsible for delay in occupancy by Subtenant because of changes. Sublandlord may make periodic inspections of the Premises during construction and at completion Landlord shall advise Tenant of any objection to Subtenant Fitup. After Sublandlord's inspection and upon completion of all Subtenant Fitup and issuance of permanent Certificate of Occupancy and upon Subtenant's presenting satisfactory evidence to Sublandlord of actual payments of cost of Subtenant Fitup and upon Sublandlord's receipt of evidence that Subtenant's financial position is satisfactory to Sublandlord, Sublandlord will reimburse Subtenant up to a maximum total payment of $328,518.00. This amount shall be applied toward actual construction costs, including architectural millwork, (but excluding engineering and architect's fees associated therewith and space planning), but this amount will not be applied toward business equipment, communications systems, fixtures, furniture and any other similar items, interior design work or items to be taken by Subtenant at the expiration of the Term.

        Sublandlord agrees to reimburse Subtenant up to Two and 00/100 Dollars ($2.00) per rentable square foot for expenses incurred by Subtenant's architect for the preparation of construction drawings plus ten cents ($.10) per rentable square foot for programming test fit upon Sublandlord's receipt and approval of invoices for these charges. Sublandlord agrees to supply Subtenant's architect with all "AS BUILT" engineering drawings in its possession, including any mechanical, electrical and plumbing working drawings (Sublandlord's Drawings"). Subtenant accepts these Sublandlord Drawings without any warranties from Sublandlord as to the accuracy of such drawings.

        Any delay in completing Subtenant Fitup shall not in any manner affect the Commencement Date or Subtenant's liability for the payment of Rent as set forth in this Sublease except that payment of basic Rent shall be delayed one day for each day either Sublandlord or Prime Landlord fails to approve Subtenant's Plan in a timely manner.

        (e) Sublandlord shall (i) promptly construct demising walls and (ii) within, a reasonable time following completion of Subtenant Fitup, carpet the tenth (10th) floor elevator vestibule with Building standard carpet.

II.  ALTERATIONS
     -----------
        Subtenant shall not make any alterations, improvements or installations in or to the Subleased Premises without the prior written consent of Sublandlord. All alterations and improvements shall be subject to the terms and conditions of the Prime Lease, and if required, shall be subject to the Prime Landlord's approval as provided in the Prime Lease. Any alterations, improvements or installations consented to by Sublandlord shall be made by Sublandlord or Sublandlord's contractors at the sole cost and expense of Subtenant.

12.   REPAIRS AND MAINTENANCE
      -----------------------
      Any repair and maintenance obligations with respect to the Subleased Premises which are the responsibility of the Sublandlord, as tenant under the Prime Lease, shall be performed by Subtenant at Subtenant's sole cost and expense. Subtenant agrees that it will notify Sublandlord promptly of the need for any repair to the Subleased Premises, even if Sublandlord is not responsible for any such repair. Notwithstanding anything contained herein to the contrary, in the event that a condition exists in the Subleased Premises that Prime Landlord is obligated to repair under the terms of the Prime Lease, Subtenant shall so advise Sublandlord, and Sublandlord, in turn, shall promptly advise Prime Landlord thereof. Sublandlord shall have no liability to Subtenant for Prime Landlord's failure to make any such repair.

13.   UTILITIES AND SERVICES
      ----------------------
      Subtenant shall be entitled to all those services and utilities which Prime Landlord is required to provide under the terms of the Prime Lease. Subtenant shall look solely to the

Prime Landlord for the provision of such services and utilities, and Sublandlord shall not be responsible for Prime Landlord's failure to provide the same nor shall any such failure constitute an abrogation of any terms or conditions or this Sublease. In addition to the extent that Prime Landlord charges Sublandlord for any services or utilities or increases the cost of such services or utilities and such charge or increase is due to Subtenant's occupancy of the Subleased Premises or Subtenant's use of such utilities or services, Subtenant agrees to pay as additional rent the charges therefore promptly upon receipt of Sublandlord's bill.

14.     NON ASSIGNMENT AND SUBLEASING
        -----------------------------

        Subtenant shall not assign this Sublease nor shall Subtenant sublet the Subleased Premises, in whole or in part, without the prior written consent of Sublandlord and Prime Landlord, which consent Prime Landlord may withhold in its sole discretion.

15.     INSURANCE
        ---------

        Subtenant agrees to comply with all of the insurance requirements and obligations of Sublandlord as set forth in the Prime Lease and to name both Sublandlord and Prime Landlord as additional insureds on any required insurance policies except worker's compensation. Subtenant shall not, however, have the right to self insure with respect to the insurance requirements.

16.     NON-BINDING MEDIATION
        ----------------------
        a. If a dispute arises out of or relates to this Sublease, or its breach, and the parties have not been successful in resolving such dispute through negotiation, the parties agree to attempt to resolve the dispute through non-binding mediation by submitting the dispute to a sole mediator selected by the parties or, at the option of a party, to mediation by the American Arbitration Association ("AAA"). If such dispute is not resolved by such non-binding mediation, the parties shall have the right to resort to any remedies permitted by law. All defenses based on passage of time shall be tolled during the mediation.

        b. The direct expenses of the mediation, including the compensation and expenses of the mediator and the fees of the AAA, shall be borne equally by the parties. All other costs incurred by the parties to this Sublease, including the parties legal expenses and their witnesses' expenses, shall be borne by the party incurring the expense. The parties, their representatives, other participants and the mediator shall hold the existence, content and result of the mediation in confidence.

17.     USE/COMPLIANCE WITH LAWS
        ------------------------

        Subtenant shall use and occupy the Premises as a first class office and for no other use. In addition to any obligations under the Prime Lease, Subtenant shall promptly comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and municipal Governments and of any and all their Departments and Bureaus applicable to the use and occupancy of the Subleased Premises by Subtenant or any subtenant or assignee of Subtenant, for the correction, prevention and abatement of nuisances, violations or other grievances, in, upon or connected with the Subleased Premises during the Term hereof, including without limitation all laws relating to environmental matters and the Americans with Disabilities Act, and Subtenant shall also promptly comply with, and execute all rules, orders and regulations of the Board of Fire Underwriters for the prevention of fires (collectively referred to as "Legal Requirements") at Subtenant's sole cost and expense. Nothing in this paragraph shall be deemed a consent to the alteration, subletting or assignment of all or any portion of the Subleased Premises or of all or any of Subtenant's interests in this Sublease.

        If Subtenant shall fail or neglect to comply with the aforesaid Legal Requirements, or if Subtenant shall fail or neglect to make any repairs required by the terms of this Sublease, and if such breach continues for a period of twenty (20) days after notice from Prime Landlord or Sublandlord regarding same, or, if the breach cannot be cured within twenty (20) days, if Subtenant has not begun to cure the breach within such period and does not thereafter continuously and diligently prosecute the cure to completion, then Sublandlord or its agents may (but shall not be obligated to) enter the Subleased Premises and take such actions as necessary to cure the breach and comply with any and all of the said Legal Requirements, at the cost and expense of Subtenant; and, in case of Subtenant's failure to pay therefor, the said cost and expense shall be added to the next month's Rent and be due and payable as such.

18.  LIMITATIONS ON SUBLANDLORD'S LIABILITY
     --------------------------------------

     a. Subtenant acknowledges that Sublandlord has made no representations or warranties with respect to the Building or the Subleased Premises except as provided in this Sublease and Subtenant accepts the Subleased Premises in its current "AS IS" condition.

     b. If Sublandlord assigns its leasehold estate in the Building, Sublandlord shall have no obligation to Subtenant that arises after that assignment. Subtenant shall thereafter recognize Sublandlord's assignee as Sublandlord of this Sublease. Assignee shall recognize Subtenant and shall perform under the terms of this Sublease.

     c. Sublandlord shall not be required to perform any of the covenants and obligations of the Prime Landlord under the Prime Lease, and insofar as any of the obligations of the Sublandlord hereunder are required to be performed under the Prime Lease by the Prime Landlord thereunder, Subtenant shall rely on and look solely to the Prime Landlord for the performance thereof. If the Prime Landlord shall default in the performance of any of its obligations under the Prime Lease or breach any provision of the Prime Lease pertaining to the Subleased Premises, Subtenant shall have the right, at Subtenant's expense and upon prior notice to Sublandlord, but not in the name of Sublandlord to make any demand or institute any action or proceeding, in accordance with and not contrary to any provision of the Prime Lease, against the Prime Landlord under the Prime Lease for the enforcement of the

Prime Landlord's obligations thereunder. Sublandlord agrees that it shall sign such demands, pleadings and/or other papers and shall otherwise cooperate with Subtenant, as may be reasonably required or necessary, to enable Subtenant to proceed in Subtenant's name to enforce the obligations of Prime Landlord, provided Subtenant shall defend, indemnify and hold Sublandlord harmless from and against any suit, action, cost, expense, damage or liability which arises out of or results from or is alleged to arise out of or result from Subtenant's exercise of its rights under this paragraph.

19.  ESTOPPEL CERTIFICATES
     ---------------------
     Either party hereto (the requested party) agrees that from time to time upon not less than thirty (30) days prior notice by the other party (requesting party), the requested party or its duly authorized representative having knowledge of the following facts will deliver to the requesting party, or to such person or persons as the requesting party may designate, a statement in writing certifying (a) that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the Sublease as modified is in full force and effect); (b) the date to which the Rent and other charges have been paid; (c) that to the best of the requested party's knowledge, the requesting party is not in default under any provision of this Sublease or if in default, the nature thereof in detail.

20.  SUBORDINATION
     -------------

     This Sublease shall be subject and subordinate to the Prime Lease, any ground lease and to any mortgage or deed of trust thereon or on the fee simple interest in the Building or the land on which the Building is located.

21.  CASUALTY AND CONDEMNATION
     -------------------------

     If the Prime Lease is terminated with respect to the Subleased Premises pursuant to the provisions of the Prime Lease, this Sublease shall automatically terminate at the same time and Subtenant shall have no claim against Sublandlord or Prime Landlord for the loss of its subleasehold interest or any of Subtenant's property. If the Prime Lease is not terminated with respect to the Subleased Premises upon the occurrence of a casualty or condemnation, the provisions of the Prime Lease with respect to casualty or condemnation shall apply to this Sublease and the Subleased Premises.

22.  CONSENT OR APPROVAL OF PRIME LANDLORD
     -------------------------------------

If the consent or approval of Prime Landlord is required under the Prime Lease with respect to any matter relating to the Subleased Premises, Subtenant shall be required first to obtain the consent or approval of Sublandlord with respect thereto and, if Sublandlord grants such consent or approval, Sublandlord or Subtenant may forward a request for consent or approval to the Prime Landlord, but Sublandlord shall not be responsible for obtaining such consent or approval. Sublandord shall have no liability to Subtenant for the failure of Prime Landlord to give its consent. Any refusal by Prime Landlord to consent to or to approve any request or matter, wherever Sublandlord's consent or approval is required reader this Sublease, shall be deemed to be reasonable if Prime Landlord has refused to give its consent or approval to such request or matter.

23.  RIGHT OF FIRST OFFERING
     -----------------------

     Provided that Subtenant is not in default under this Sublease, Subtenant shall be granted a continuous right, to be exercised by written notice given prior to October 31, 1996, to immediately expand into the balance of the tenth
(10th) floor space (the "Expansion Space") (prior to Sublandlord subleasing said space to a bona fide third party) which is contiguous with the Subleased Premises being subleased hereunder (the "Right of First Offering"). If Subtenant should exercise this Right of First Offering, Subleased Premises would then comprise Thirty One Thousand Four Hundred Eighty (31,480) rentable square feet. Should the parties hereto fail to execute a written amendment to this Sublease incorporating the Expansion Space within thirty (30) days of Subtenant's receipt of Sublandlord's written notification, then Subtenant shall have no further rights and Sublandlord shall have no obligations to Subtenant with respect to the Expansion Space. The rent for the Expansion Space shall be at the same rate per square that Subtenant is paying at the time of its exercise of its Right of First Offering, and the term for the Expansion Space shall expire on June 30, 2001. Sublandlord shall reimburse the cost of Subtenant Fitup as

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

provided in Paragraph 10 hereof and Subtenant shall re-pay Sublandlord therefor as provided in Paragraph 7 hereof.

24.  NOTICES
     -------

     All notices given pursuant to the provisions of this Sublease shall be in writing, addressed to the party to whom notice is given and sent registered or certified mail, return receipt requested, in a postpaid envelope or by nationally recognized overnight delivery service as follow:

                             To Subtenant:

                             CORE, INC.
                             2 Copley Place
                             Boston, Massachusetts 02116
                             Attention:  William Nixon

                             To Sublandlord:

                             AT&T CORP.
                             150 Mt. Airy Road
                             Basking Ridge, New Jersey 07920
                             Attention:  Lease Administration

     It is understood and agreed that unless specifically modified by this Sublease, Sublandlord shall be entitled to the length of notice required to be given Prime Landlord under the Prime Lease plus five (5) days and shall be entitled to give Subtenant the amount of notice required to be given tenant under the Prime Lease less ten (10) days. All notices shall be deemed given upon receipt or rejection.

        Sublandlord shall provide Subtenant with copy of any notice which Sublandlord may receive from Prime Landlord and which may concern any action or event which may adversely affect the rights of Subtenant hereunder, including, but not limited to any notice of default which Sublandlord may receive from Prime Landlord.

        Either party by notice to the other may change or add persons and places where notices are to be sent or delivered. In no event shall notice have to be sent on behalf of either party to more than three (3) persons.

25.     BROKERS
        -------
        The parties warrant that they have had no dealings with any real estate broker or agent in connection with this Sublease, except Cushman & Wakefield of Maryland, Inc. and The Rome Group, Inc. (the "Brokers"). Each party covenants to pay, hold harmless and indemnify the other from and against any and all costs, expenses or liabilities for any compensation, commissions and charges claimed by any other broker or agent with respect to this Sublease or the negotiation thereof, based upon alleged dealings with the indemnifying party. Sublandlord agrees to pay the commissions of the Brokers in accordance with separate agreements.

26.     SUBLANDLORD'S AND SUBTENANT'S POWER TO EXECUTE
        ----------------------------------------------
        Sublandlord (subject to Prime Landlord's consent) and Subtenant covenant, warrant and represent that each has full power and proper authority to execute this Sublease.

27.     CONSENT TO SUBLEASE BY PRIME LANDLORD
        -------------------------------------
        This Sublease shall not become operative until and unless the Prime Landlord has given to Sublandlord its consent hereto. Sublandlord shall not be responsible for Prime Landlord's failure to consent to this Sublease. Should Prime Landlord not consent to this Sublease, Sublandlord shall return the Security Deposit and first month's basic rent, each party shall be released from all obligations with respect hereto and neither party shall have any further rights in law or in equity with respect to this Sublease.

28.     SIGNAGE/BUILDING DIRECTORY
        --------------------------
        Sublandlord, at its cost and expense, shall place a building standard suite sign bearing Subtenant's name at the entrance to the Premises and shall place Subtenant's name on the building directory located in the lobby of the Building. Subtenant shall not place any sign on the outside of building. Any signage other than Building standard desired by Subtenant must first be approved by Sublandlord, who may withhold approval, and shall be paid for by Subtenant.

29.     STORAGE SPACE
        -------------
        Provided that storage space is available to Sublandlord pursuant to the Prime Lease in the Building, Subtenant may sublease from Sublandlord up to 250 usable square feet of surplus storage space. Subtenant agrees to pay Sublandlord the sum of

Eight and 00/100 Dollars ($8.00) per square foot on an annual basis for a term expiring on the Termination Date.

30.  ENTIRE AGREEMENT
     ----------------

     This Sublease (which includes each of the Exhibits attached hereto) contains the entire agreement between the parties and all prior negotiations and agreements are merged into this Sublease. This Sublease may not be changed, modified, terminated or discharged, in whole or in part, nor any of its provisions waived except by a written instrument which (a) shall expressly refer to this Sublease and (b) shall be executed by the party against whom enforcement of the change, modification, termination, discharge or waiver shall be sought.

     IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be properly executed as of the day and year first above written.


ATTEST/WITNESS:                         SUBLANDLORD
                                        AT&T CORP.

[SIGNATURE APPEARS HERE]                By: [SIGNATURE APPEARS HERE]   (SEAL)
- --------------------------------           ----------------------------
Name                                        Name

Transaction Specialist                      District Manager Real Estate
- --------------------------------           ----------------------------------
Title                                       Title
              [SEAL APPEARS HERE]

ATTEST/WITNESS:                         SUBTENANT
                                        CORE, INC.

 Sara R. Tague                          By: [SIGNATURE APPEARS HERE]   (SEAL)
- --------------------------------           ----------------------------
Name                                        Name

 Manager of Human Resources                 William E. Nixon  E.V.P. & CFO
- --------------------------------           ----------------------------------
Title                                       Title


     Prime Landlord executes this Sublease solely as evidence of its consent to the Sublease. Prime Landlord's consent to this Sublease shall not in any way be deemed a modification of the Prime Lease. Prime Landlord's consent to this Sublease shall not relieve Sublandlord of the obligation to obtain Prime Landlord's consent to any further subleasing.


ATTEST/WITNESS:                         PRIME LANDLORD
                                        SILVER SPRING METRO PLAZA LIMITED
                                             PARTNERSHIP

                                        By:
- --------------------------------           ---------------------------------
Name                                        Name

- --------------------------------           ---------------------------------
Title                                       General Partner



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